                   $100,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                          ____% SENIOR NOTES DUE 2004
                             ST. PAUL BANCORP, INC.

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                  ________, 1997


KEEFE, BRUYETTE & WOODS, INC.
Two World Trade Center
85th Floor
New York, New York  10048

ABN AMRO CHICAGO CORPORATION
208 South LaSalle Street
Chicago, Illinois 60604


Ladies and Gentlemen:

  St. Paul Bancorp, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Underwriters") its ____% Senior Notes due 2004 in an aggregate principal amount of $100,000,000 (the "Notes"). The Notes shall be issued under an Indenture, dated as of _________, 1997 and a Supplemental Indenture thereto dated as of __________, 1997 (together, such Indenture and Supplemental Indenture are referred to herein as the "Indenture"), between the Company and Harris Trust and Savings Bank, as Trustee (the "Trustee"), and shall be substantially in the form filed as an exhibit to the Registration Statement referred to in Section 1 hereof.

          Prior to the purchase and public offering of the Notes by the Underwriters, the Company and the Underwriters shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriters and shall specify such applicable information as is indicated in Exhibit A. The offering of the Notes will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

          The Company confirms the following agreement with the Underwriters, relating to the purchase and sale of the Notes.

     1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and has filed one or more amendments thereto, on Form S-3 (File No. 333-18677), including in such registration statement and each such amendment a related prospectus subject to completion, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act") and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), relating to the Notes. Copies of that registration statement as amended to date have been delivered by the Company to the Underwriters. The Company satisfies the conditions for the use of Form S-3 in connection with the offer and sale of the Notes. The Company expects to file the prospectus containing the information required by Rule 430A under the Act pursuant to Rule 424(b) under the Act. The registration statement as amended at the time when it becomes effective, including all financial schedules and exhibits thereto, is referred to in this Agreement as the "Registration Statement", and the prospectus in the form filed with the Commission as part of the Registration Statement at the time the Registration Statement becomes effective or, if applicable, in the form first filed pursuant to Rule 424(b) after the Registration Statement becomes effective, is referred to in this Agreement as the "Prospectus." Any registration statement filed by the Company pursuant to Rule 462(b) under the Act (a "Rule 462(b) Registration Statement") shall be deemed to be part of the Registration Statement. Any prospectus included in the Rule 462(b) Registration Statement shall be deemed to be part of the Prospectus. Any reference herein to the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Prospectus, and any reference to any amendment of or supplement to the Prospectus or the Registration Statement shall be deemed to refer to and include any documents filed after the date of such Prospectus or Registration Statement, as the case may be, under the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "Exchange Act"), and incorporated by reference in such Prospectus or Registration Statement, as the case may be. If a Rule 462(b) Registration Statement is required, such Rule 462(b) Registration Statement shall have been transmitted to the Commission for filing and have become effective within the prescribed time period, and, prior to the Closing Date, the Company shall have provided to the Underwriters evidence of such filing and effectiveness in accordance with Rule 462(b) under the Act.

     2. Agreement to Sell and Purchase. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to the Underwriters $100,000,000 principal amount of Notes and each Underwriter agrees, severally and not jointly, to purchase from the Company the principal amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto (or such principal amount of Notes as such Underwriter shall be obligated to purchase pursuant to the provisions of Section 9 hereof).

     3. Terms of Public Offering. The Company is advised by the Underwriters that they have agreed to make a public offering of their respective portions of the Notes as soon after the Registration Statement has become effective and the Pricing Agreement has been executed as in the Underwriters' judgment is advisable and to first offer the Notes upon the terms set forth in the Prospectus.

     4.  Delivery of the Notes and Payment Therefor.

          (a) Delivery to the Underwriters of the Notes shall be made at 9:00 a.m., Chicago time, on the fourth business day (or the third business day if required under Rule 15c6-1 under the Act, or unless postponed in accordance with the provisions of Section 9(b) hereof) following the date of the Pricing Agreement (the "Closing Date") against payment therefor at the offices of McDermott, Will & Emery, 227 West Monroe, Chicago, Illinois 60606, or through the facilities of The Depository Trust Company. The place of closing and the Closing Date may be varied by agreement between the Underwriters and the Company.

          (b) If the Underwriters and the Company have elected to enter into the Pricing Agreement after the Registration Statement is effective, the purchase price to be paid by the several Underwriters for the Notes shall be an amount equal to the initial public offering price, less an amount to be determined by agreement between the Underwriters and the Company. The initial public offering price for the Notes shall be a fixed price to be determined by agreement between the Underwriters and the Company. The interest rate, the initial public offering price and the price to be paid by the Underwriters for the Notes when so determined shall be set forth in the Pricing Agreement. If such prices shall not have been agreed upon and the Pricing Agreement shall not have been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company and the Underwriters and except as otherwise provided in Section 5(l) and Section 7 hereof. If the Underwriters and the Company have elected to enter into the Pricing Agreement prior to the registration statement becoming effective, the initial public offering and the price to be paid by the several Underwriters for the Notes shall have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the registration statement and the prospectus will be filed by the Company before the registration statement becomes effective.

          (c) The Notes shall be registered in such names and in such authorized denominations as the Underwriters shall request prior to 11:00 a.m., Chicago time, on the second full business day preceding the Closing Date. The Notes shall be made available to the Underwriters in definitive form for inspection and packaging not later than 11:00 a.m., Chicago time, on the business day next preceding the Closing Date. The Notes shall be delivered to the Underwriters on the Closing Date, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the purchase price therefor by wire transfer of immediately available funds to the Company, subject to change by written agreement of the Company and the Underwriters.

     5. Agreements of the Company. The Company agrees with the several Underwriters as follows:

          (a) The Company will endeavor to cause the Registration Statement to become effective and will advise the Underwriters promptly, and if requested by the Underwriters will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, and of the filing of any final prospectus or supplement or amendment to the Prospectus, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Notes for offering or sale in any jurisdiction, or the initiation or contemplation known to the Company of any proceeding for such purposes, and (iv) within the period of time referred to in paragraph (f) below, of the happening of any event which makes any statement made in the Registration Statement or Prospectus untrue in any material respect or which requires the making of any additions to or changes in the Registration Statement or Prospectus in order to make the statements therein not misleading or of the necessity to amend or supplement the Prospectus to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Notes, the Company has complied or will comply with the requirements of Rule 111 under the Act relating to the payment of filing fees therefor.

          (b) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A under the Act, then following the execution of the Pricing Agreement, the Company will prepare and file with the Commission in accordance with Rule 430A and Rule 424(b) under the Act copies of an amended Prospectus, or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

          (c) The Company will furnish to each of the Underwriters, without charge, one signed copy of the Registration Statement and of each amendment thereto, including all exhibits thereto, and will also furnish to each of the Underwriters, without charge, such number of conformed copies of the Registration Statement, each amendment thereto and documents incorporated therein by references each Underwriter may reasonably request.

          (d) The Company will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which the Underwriters shall not previously have been advised or to which any of the Underwriters promptly after being so advised shall reasonably have objected in writing.

          (e) Prior to the effective date of the Registration Statement, the Company will deliver to each Underwriter, without charge, copies of each form of prospectus subject to completion in such quantities as such Underwriter has reasonably requested or may hereafter reasonably request. The Company consents to the use, prior to the effective date of the Registration Statement, of each prospectus subject to completion so furnished by the Company in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Notes are lawfully offered by the several Underwriters and by all dealers.

          (f) On the effective date of the Registration Statement and thereafter from time to time during such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with offers or sales of the Notes by an Underwriter or a dealer, the Company will deliver to each Underwriter and dealer, without charge, as many copies of the Prospectus including all documents from which information is incorporated by reference (and any amendment or supplement thereto) as they may reasonably request. During such period, if any event occurs which in the judgment of the Company, or in the opinions of counsel for the Company and the Underwriters after discussions among such counsel, should be set forth in the Prospectus in order to ensure that the Prospectus does not contain an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances at the time the Prospectus is delivered to a purchaser, not misleading, the Company will forthwith prepare, submit to the Underwriters, file with the Commission and deliver, without charge to the Underwriters and dealers (whose names and addresses will be furnished by the Underwriters to the Company) to whom Notes have been sold by the Underwriters or to other dealers upon request, an amendment or supplement, as appropriate (including, if applicable, an appropriate report under the Exchange Act which is incorporated by reference in the Prospectus), to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will comply with the standards set forth in this sentence. The Company consents to the use of such Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Notes are lawfully offered by the Underwriters and by all dealers to whom Notes may be sold, both in connection with the offering or sale of the Notes and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. In case any Underwriter is required to deliver a Prospectus more than nine months after the first date upon which the Notes are offered to the public, the Company will, upon request but at the expense of such Underwriter, furnish such Underwriter with reasonable quantities of a Prospectus complying with Section 10(a)(3) of the Act.

          (g) The Company will cooperate with the Underwriters and counsel for the Underwriters in connection with the registration or qualification of the Notes for offer and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to the service of process in suits, other than those arising out of the offer and sale of the Notes, in any jurisdiction where it is not now so subject, or to take any action to amend its Certificate of Incorporation in order to make the Company's securities eligible for registration or qualification in any jurisdiction.

          (h) The Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, which need not be audited, as soon as practicable but not later than 18 months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including Rule 158).

          (i) So long as any Notes are outstanding the Company will furnish:

               (i) to its Noteholders generally and to the Underwriters (A) at such time after the end of each fiscal year as provided in this Indenture, copies of such financial statements of the Company as of the end of and for such fiscal year, audited by independent public accountants, as are specified in the Indenture and (B) at such time after the end of each quarterly fiscal period, except for the last quarterly fiscal period in each fiscal year, such financial statements (which need not be audited) of the Company for such period as are specified in the Indenture, which shall also be made publicly available; and

            (ii) to the Underwriters (A) as soon as available, a copy of each report of the Company of general interest mailed to any class of its security holders, (B) copies of all annual reports, quarterly reports and current reports on Forms 10-K, 10-Q and 8-K or such other similar forms as may be designated by the Commission or required to be filed by the Company pursuant to Sections 13, 14 and 15 of the Exchange Act, which the Company agrees to timely file with the Commission for so long as may be required for the distribution of the Notes, (C) a copy of each report required to be filed with the Trustee pursuant to the Indenture concurrently with such filing, and (D) from time to time, such other information concerning the Company as any Underwriter may reasonably request.

If and so long as the Company shall have any subsidiaries, the financial statements referred to above shall be consolidated to the extent the accounts of the Company and such subsidiaries are consolidated, and separate financial statements shall be furnished for each significant subsidiary, as defined in Regulation S-X of the Commission, whose accounts are not so consolidated.

          (j) Prior to the Closing Date, the Company will issue no press release or other public communication and hold no press conference with respect to the Company's offering of the Notes without the Underwriters' prior written consent, which consent will not be unreasonably withheld.

          (k) The Company will pay, or reimburse if paid by the Underwriters, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance by it of its obligations under this Agreement and the Pricing Agreement, including, without limiting the generality of the foregoing, (i) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (ii) the fees charged by rating agencies in connection with any rating of the Notes, and
(iii) all costs of typesetting, printing, duplicating and filing (and all preparation therefor) and all costs of distribution (including, without limitation, postage, air freight charges and charges for counting and packaging) of the registration statement as originally filed, the Registration Statement, each prospectus subject to completion, the Prospectus, each amendment and/or supplement to any of them, this Agreement, the Pricing Agreement, the Indenture, any Selected Dealers Agreement, and all related documents, (iv) all costs, as applicable, of furnishing to the Underwriters and dealers copies of the foregoing materials (provided, however, that any such copies furnished by the Company more than nine months after the first date upon which the Notes are offered to the public shall be at the expense of the Underwriters or dealers so requesting as provided in Section 5(f) above), (v) all costs of the registrations or qualifications referred to in Section 5(g) above (including reasonable fees of counsel in connection therewith), (vi) all costs of filings made by the Underwriters with the National Association of Securities Dealers, Inc. in connection with the offering of the Notes, (vii) all costs of the performance by the Company of its other obligations under this Agreement, including the fees of Company counsel and accountants, (viii) all costs of the issuance, sale, delivery and performance of the Notes, including any transfer or other taxes payable in connection with the original issuance of the Notes, and
(ix) all costs of furnishing to the Underwriters copies of all reports and information required by Section 5(i) above, including costs of shipping and mailing.

          (l) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than by notice given by the Underwriters terminating this Agreement pursuant to Section 9 or Section 10 hereof), or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriters for all documented reasonable out-of-pocket expenses including reasonable legal fees and expenses incurred by them in connection herewith but without any further obligation of the Company for lost profits or otherwise. If this Agreement is terminated pursuant to
Section 9 or Section 10 hereof, the Underwriters shall themselves bear any such out-of-pocket expenses incurred by them.

          (m) The Company will apply the net proceeds from the sale of the Notes to be sold by it under this Agreement and the Pricing Agreement for the purposes set forth in the Prospectus under the caption "Use of Proceeds."

          (n) The Company will comply with all registration, filing and reporting requirements of the Exchange Act which may from time to time be applicable to the Company.

          (o) The Company will comply with all provisions of all undertakings contained in the Registration Statement.

     6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

          (a) Each prospectus subject to completion filed as part of the Registration Statement as originally filed or as part of any amendment thereto or filed pursuant to Rule 424(a) under the Act complied in all material respects when so filed with the provisions of the Act; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or any prospectus subject to completion (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter specifically for use in the Registration Statement under the caption "Underwriting." The Commission has not issued any order preventing or suspending the use of any prospectus subject to completion.

          (b) The Registration Statement in the form in which it becomes effective and also in such form as it may be when the Pricing Agreement is executed or any post-effective amendment to the Registration Statement shall become effective, and the Prospectus, and any supplement or amendment thereto when filed with the Commission, will each comply in all material respects with the provisions of the Act and the Trust Indenture Act, and will not at any such time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. This representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment thereto) (i) in the Statement of Eligibility on Form T-1 of the Trustee under the Trust Indenture Act except statements or omissions in such Statement of Eligibility made in reliance upon information furnished to the Trustee by or on behalf of the Company for inclusion therein, or (ii) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter specifically for use in the Registration Statement under the caption "Underwriting."

          (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed or are filed with the Commission (or, if an amendment with respect to any such document was filed, when such amendment was filed or became effective), as the case may be, conformed and will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and, when read together and with the other information in the Registration Statement and the Prospectus, and any amendment thereof or supplement thereto, none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters as herein stated expressly for use in connection with the preparation of the Prospectus as amended or supplemented relating to the Notes.

          (d) Any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract, agreement, instrument, lease or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement.

          (e) Ernst & Young LLP, the Company's auditors, are independent public accountants as required by the Act.

          (f) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries and the financial information with respect to the subsidiaries of the Company included in (whether through incorporation by reference or otherwise) the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries (including, without limitation, the allowance for credit losses) as of the dates indicated, and the results of operations, cash flows and changes in financial position of the Company and its consolidated subsidiaries for the periods specified. Such financial statements and schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except to the extent disclosed therein.

          (g) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly registered as a savings and loan holding company under Section 10 of the Home Owners' Loan Act, as amended, has corporate power and authority to own its property and conduct its business as described in the Registration Statement and the Prospectus and is qualified to do business as a foreign corporation in Illinois. The Company does not own or lease property or transact business in any other jurisdiction where the ownership of such property or the transaction of such business would require it to qualify as a foreign corporation under the laws of such jurisdiction, except where failure to qualify individually or in the aggregate would not have a material adverse effect on the financial condition, business or prospects of the Company and any Subsidiary (as defined below) taken as a whole.

          (h) The only direct subsidiaries of the Company are St. Paul Federal Bank For Savings (the "Bank"), Annuity Network, Inc. and St. Paul Financial Development Corporation. The direct subsidiaries of the Company are collectively referred to herein as the "Material Subsidiaries." The indirect subsidiaries of the Company are SPF Insurance Agency, Inc., St. Paul Securities, Inc., Investment Network, Inc., Investment Network Advisors, Inc., Managed Properties, Inc., MPI Illinois Corporation, Community Finance Corporation, St. Paul Investment Corporation ("SPIC"), St. Paul Asset Management Company ("SPAM"), EFS Service Corporation, EFS/San Diego Service Corporation, and Custom Source Realty Corporation (collectively, the "Indirect Subsidiaries"). The Material Subsidiaries, together with the Indirect Subsidiaries, are hereinafter collectively referred to as the Subsidiaries and individually as a Subsidiary.

          (i) Each Subsidiary except the Bank and SPAM has been duly organized and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation or charter, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus. The Bank is a federal savings bank duly organized and chartered and in good standing under the laws of the United States and is duly authorized and has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus. SPAM has been duly organized and is validly existing as a real estate investment trust and is in good standing under the laws of the State of Maryland, with all requisite power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus. Each Subsidiary is duly qualified to do business as a foreign corporation, trust or association under the corporation or banking law of, and is in good standing in each jurisdiction in which the ownership or lease of its properties, or the conduct of its business, requires such qualification, except where the failure to be so qualified or in good standing would have a material adverse effect on the business of the Company and the Subsidiaries taken as a whole.

          (j) Each of the Company and each Subsidiary has all necessary and material authorizations, approvals, licenses, certificates, permits and orders of and from all governmental regulatory officials and bodies to own its properties and to conduct its business as described in the Registration Statement and Prospectus except where failure to have such items would not have a material adverse effect on the business of the Company and the Subsidiaries taken as a whole, and is conducting its business in all material respects with applicable laws, rules and regulations of the jurisdictions in which it is conducting business including, but not limited to, all applicable federal and state laws and regulations that relate to or are concerned in any way with the business of banking. The Bank is a member in good standing of the Federal Home Loan Bank of Chicago, deposit accounts in the Bank are insured up to applicable limits by the Federal Deposit Insurance Corporation, and no proceedings for the termination or revocation of such membership or insurance are pending or threatened.

          (k) The authorized capital stock of the Company consists of [___________] shares of common stock, par value $.01 per share ("Common Stock"), of which [___________] shares are issued and outstanding on the date hereof.
All of the issued and outstanding shares of Common Stock of the Company and all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized, validly issued and are fully paid and non-assessable and, in the case of the Subsidiaries, are owned of record and beneficially by the Company or a Subsidiary of the Company as set forth in Exhibit 21 to the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (except that St. Paul Service, Inc. has changed its name to SPF Insurance Agency, Inc., SPIC is owned by the Bank, all of the outstanding common shares of SPAM ("SPAM Common") are owned by SPIC and all of the Series A Cumulative Preferred Shares of SPAM (the "SPAM Preferred") are owned by the Bank and certain officers of the Company), and, except as set forth in the Registration Statement, are free and clear of any liens, claims, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts or rights of others. Except as set forth in the Registration Statement, there are no options, agreements, contracts or other rights in existence (i) to acquire from the Company any shares of Common Stock or (ii) to acquire from the Company or any Subsidiary any of the capital stock of any Subsidiary.

          (l) The execution and delivery of this Agreement and the Pricing Agreement, the consummation of the transactions contemplated herein and in the Registration Statement and compliance with the terms of this Agreement and the Pricing Agreement have been duly authorized by all necessary corporate action and will not result in any violation of the Certificate of Incorporation or by-laws of the Company, and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, except where such would not have any material adverse effect on the financial condition, business or prospects of the Company and the Subsidiaries taken as a whole, or constitute a violation of any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties except where such would not have any material adverse effect on the financial condition, business or prospects of the Company and the Subsidiaries taken as a whole.

          (m) The Notes conform to the descriptions thereof contained in the Prospectus and will be in substantially the form filed as an exhibit to the Registration Statement, have been duly and validly authorized and, when authenticated by the Trustee in the manner set forth in the Indenture and issued, sold and delivered in accordance with this Agreement, the Pricing Agreement and the Indenture against payment therefor, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the rights of creditors, and by equitable principles.

          (n) The Indenture conforms to the description thereof contained in the Prospectus and will be substantially in the form filed as an exhibit to the Registration Statement, has been duly and validly authorized and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the rights of creditors and by equitable principles. Upon execution by the Company, the Indenture will comply with the Trust Indenture Act and will have been duly qualified under the Trust Indenture Act at the time the Registration Statement is declared effective.

          (o) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated or contemplated therein, there has not been (i) any material adverse change in the financial condition, business or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business,
(ii) any transaction entered into, or any liability or obligation incurred, by the Company or any Subsidiary which is material to the Company and the Subsidiaries taken as a whole, other than in the ordinary course of business,
(iii) any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of options under the Company's stock option plans described in the Registration Statement and the repurchase of Common Stock pursuant to a repurchase plan announced by the Company on July 16, 1996), or material increase in the short-term debt or long-term debt of the Company or any Subsidiary, or (iv) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock, except for regular quarterly dividends declared, paid or made by the Company in accordance with past practice.

          (p) The Company and the Subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are referred to in the Prospectus or are not materially significant in relation to the respective businesses of the Company and the Subsidiaries taken as a whole; all of the leases and subleases material to the business of the Company under which the Company or any Subsidiary holds properties described in the Prospectus are in full force and effect; and neither the Company nor any Subsidiary has any notice of any material claim of any sort which has been asserted by anyone adverse to the rights of the Company or such Subsidiary as owner or as lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except where such notice or claim would not have a material adverse effect on the financial condition, business or prospects of the Company and its Subsidiaries taken as a whole.

          (q) The Company has no agreement with any security holder as to which the Company has not obtained a waiver which gives such security holder the right to require the Company to register under the Act any securities of any nature owned or held by such person in connection with the transactions contemplated by this Agreement.

          (r) Neither the Company nor any Subsidiary is in default nor will the performance of this Agreement or the issuance and sale of the Notes result in a default in the observance of any provision of its charter, certificate or articles of incorporation or by-laws, or in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, license or other agreement or instrument to which it is a party or by which it or any of its respective properties are subject or may be bound, the effect of which could be materially adverse to the financial condition, business or prospects of the Company and the Subsidiaries taken as a whole. No consent of any party to any material contract, indenture, mortgage, loan agreement, note, lease, license or other agreement or instrument to which the Company or any Subsidiary is a party, or by which it or any of its respective properties or assets are subject or may be bound, is required for the execution, delivery or performance of this Agreement or the Indenture or the issuance and sale of the Notes.

          (s) No approval, authorization or consent of any court, governmental authority or agency having jurisdiction over the Company or any Subsidiary is required in connection with the issuance and sale of the Notes except filings under the Act and the Trust Indenture Act which have been or will be made before the Closing Date.

          (t) Neither the Commission nor the Blue Sky or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any prospectus subject to completion, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, suspending the registration or qualification of the Notes or suspending the qualification of the Indenture, nor has any of such authorities instituted or, to the knowledge of the Company, threatened to institute, any proceedings with respect to a Stop Order.

          (u) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, or any arbitrator or arbitration panel, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary which might result in any material adverse change in the financial condition, earnings, business or prospects of the Company and its Subsidiaries taken as a whole; and there is no decree, judgment or order of any kind in existence against or restraining the Company or any Subsidiary or any of the officers, employees or directors of either, from taking any actions of any kind in connection with the business of the Company or any Subsidiary.

          (v) The Bank has not received any notice of proceedings and has no knowledge of any threatened regulatory action relating to revocation or modification of any licenses, permits, consents, orders, approvals or authorizations which singly or in the aggregate, if the subject of an unfavorable ruling or finding, would materially and adversely affect the financial condition, earnings or business of the Bank.

          (w) The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, trademarks, service marks and trade names necessary to conduct the businesses, in all material respects, now operated by them, and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially adversely affect the financial condition, earnings or business of the Company and the Subsidiaries taken as a whole.

          (x) The Company and each of its Subsidiaries has filed all necessary federal and state income and franchise tax returns and paid all taxes shown as due thereon or timely filed for extensions thereof. Except as is otherwise expressly stated in the Registration Statement, the Company has no knowledge of any tax deficiency which might be asserted against it which would materially and adversely affect the financial condition, business or prospects of the Company and the Subsidiaries taken as a whole.

          (y) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent which could reasonably be expected to have a material adverse effect on the financial condition, business or prospects of the Company and the Subsidiaries taken as a whole.

          (z) The Company has not taken and will not take, directly or indirectly, any action (and does not know of any action by its directors, officers or stockholders or by others) designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

          (aa) At all times since April 30, 1996, SPAM has been organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code.

     7.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and reasonable expenses whatsoever (including any investigation and legal or other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which they, or any of them, may become subject, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus subject to completion or the Prospectus or in any amendment or supplement thereto or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon (i) gross negligence, malfeasance or wilful misconduct of such Underwriter; or (ii) any such untrue statement or omission or allegation thereof which has been made therein or omitted therefrom in reliance upon and in conformity with information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter expressly for use therein; provided, however, that the indemnification contained in this paragraph with respect to any prospectus subject to completion shall not inure to the benefit of an Underwriter (or of any person controlling such Underwriter) with respect to any action or claim arising from the sale of the Notes by such Underwriter brought by any person who purchased Notes from such Underwriter if (i) a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to the Underwriter prior to the written confirmation of the sale involved) shall not have been given or sent to such person by or on behalf of the Underwriter with or prior to the written confirmation of the sale involved and (ii) the untrue statement or omission of a material fact contained in such prospectus subject to completion was corrected in the Prospectus (as amended or supplemented, if amended or supplemented, as aforesaid).

          (b) If any action or claim shall be brought against any Underwriter or any person controlling such Underwriter in respect of which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. The Underwriter or any such person controlling such Underwriter shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense and employ counsel, or (iii) the named parties to any such action (including any impleaded party) include such Underwriter or controlling person and the Company and such Underwriter or controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case if such Underwriter or controlling person notifies the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such Underwriter or controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and controlling persons, which firm shall be designated in writing by the Underwriters). The indemnifying party shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, or if there shall be a final judgment for the plaintiff in any such action and the time for filing all appeals shall have expired, the indemnifying party agrees to indemnify and hold harmless the Underwriters and any such controlling persons from and against any loss or liability by reason of such settlement or judgment.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to (i) information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter expressly for use in any prospectus subject to completion or the Registration Statement or the Prospectus or in any amendment or supplement thereto; or (ii) any gross negligence, malfeasance or willful misconduct of such Underwriter in connection with such Underwriter's actions taken pursuant to this Agreement. If any action or claim shall be brought or asserted against the Company, any of its directors, any such officers or any such controlling persons based on the Registration Statement, the Prospectus or any prospectus subject to completion or any amendment or supplement thereto and in respect of which indemnity may be sought against an Underwriter, such Underwriter shall have the rights and duties given to the indemnifying party by Section 7(b) hereof (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any such controlling persons shall have the rights and duties given to the Underwriters by Section 7(b) hereof.

               (d) (i) If the indemnification of the Underwriters or the Company provided for in this Section 7 is unavailable as a matter of law to the Underwriters or the

          Company, as the case may be, in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable in damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes or
          (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discount received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus (or any amendment or supplement thereto). The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 (ii) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the number of Notes set forth opposite their respective names in Schedule I to this Agreement and not joint.

          (e) The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any persons controlling such Underwriter, the Company or its directors or officers (or any persons controlling the Company), (ii) acceptance of any Notes and payment therefor hereunder and (iii) any termination of this Agreement. A successor or assign of an Underwriter, the Company or its directors or officers and their legal and personal representatives (or of any persons controlling an Underwriter or the Company) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

     8. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Notes hereunder are subject to the performance by the Company of its obligations hereunder, and to the following conditions:

          (a) That the Registration Statement shall have become effective not later than 4:30 p.m., Chicago time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriters and, if the Underwriters and the Company have elected to rely upon Rule 430A under the Act, the price of the Notes and any price-related or other information previously omitted from the Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) under the Act within the prescribed time period, and, on or prior to the Closing Date, the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

          (b) That subsequent to the effective date of the Registration Statement, (i) there shall not have occurred any material change, or any material development involving a prospective change, in or affecting particularly the business or properties of the Company not contemplated by the Prospectus, which, in the Underwriters' reasonable opinion, after discussion with the Company, would materially adversely affect the market for the Notes or make it unpracticable or inadvisable to proceed with the offering or the delivery of the Notes, as contemplated herein and in the Prospectus, or to attempt to enforce contracts for the purchase of Notes, and (ii) the business and operations of the Company and its Subsidiaries, taken as a whole, shall not have been materially interfered with by strike, fire, flood, accident or other calamity (whether or not insured).

          (c) That the Underwriters shall have received from Hogan & Hartson L.L.P., special counsel for the Company, a favorable opinion dated the Closing Date and satisfactory to the Underwriters and the Underwriters counsel to the effect that:

               (i) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company and are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights, and except as may be limited by the exercise of judicial discretion in applying general principles of equity (regardless of whether this Agreement and the Pricing Agreement are considered in a proceeding in equity or at law); it being understood, however, that the foregoing shall mean only that if there is a default in performance of an obligation (i) if a failure to pay or other damage can be shown and (ii) if the defaulting party can be brought into a court which will hear the case and apply the governing law, then, subject to the availability of defenses and the aforesaid exceptions, the court will provide a money damage (or perhaps injunctive or specific performance) remedy. Notwithstanding the above, such counsel need express no opinion as to the enforceability of the indemnity and contribution provisions contained in Section 7 of this Agreement.

               (ii) The Notes have been duly and validly authorized by the Company and, when duly authenticated by the Trustee and issued, delivered and sold in accordance with this Agreement and the Indenture, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, entitled to the benefits provided by the Indenture (subject to the exceptions hereinafter set forth) enforceable against the Company in accordance with their terms and the terms of the Indenture, except as the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights, and as such as may be limited by the exercise of judicial discretion in applying general principles of equity (regardless of whether the Notes are considered in a proceeding in equity or at law); it being understood, however, that the foregoing shall mean only that if there is a default in performance of an obligation (i) if a failure to pay or other damage can be shown and
          (ii) if the defaulting party can be brought into a court which will hear the case and apply the governing law, then, subject to the availability of defenses and the aforesaid exceptions, the court will provide a money damage (or perhaps injunctive or specific performance) remedy. The Notes conform in all material respects to the description thereof contained in the Prospectus under the caption "Description of the Notes" and conform in all material respects to the applicable provisions of the Indenture.

               (iii) The Indenture has been qualified under the Trust Indenture Act, conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of the Notes," has been duly authorized and, when duly executed and delivered by the Company and the Trustee, will constitute a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights, and as such as may be limited by the exercise of judicial discretion in applying general principles of equity (regardless of whether the Indenture is considered in a proceeding in equity or at law); it being understood, however, that the foregoing shall mean only that if there is default in performance of an obligation (i) if a failure to pay or other damage can be shown and (ii) if the defaulting party can be brought into a court which will hear the case and apply the governing law, then, subject to the availability of defenses and the aforesaid exceptions, the court will provide a money damage (or perhaps injunctive or specific performance) remedy.

               (iv) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no Stop Order suspending the effectiveness of the Registration Statement has been issued, nor has any proceeding for the issuance of such an order been initiated or threatened by the Commission.

               (v) The Registration Statement and the Prospectus (other than the financial statements, supporting schedules and other financial and statistical data included therein or omitted therefrom, as to which no opinion need be rendered) comply in all material respects as to form with the requirements of the Act and the rules and regulations of the Commission thereunder and the Indenture complies in all material respects as to form with the Trust Indenture Act.

               (vi) The summaries of the provisions of statutes and regulations included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995 under the caption "Regulation" are, as of the date of filing of such report, in all material respects accurate summaries of the information purported to be summarized.

               (vii) The documents filed pursuant to the Exchange Act which are incorporated by reference in the Prospectus (except for any financial statements, schedules and other financial and statistical data included in or omitted from such documents, as to which such counsel need express no opinion), when they were filed with the Commission (or, if an amendment with respect to any such document was filed, when such amendment was filed), complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          In rendering such opinion, counsel for the Company may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Subsidiaries. In rendering such opinion, such counsel also may state that they express no opinion as to the laws of any jurisdiction other than federal securities laws, federal banking, thrift and thrift holding company laws and the General Corporation Law of the State of Delaware. In addition, such counsel may state that they express no opinion as to the application of any rating agency guidelines or initiatives.

          (d) That the Underwriters shall have received from Clifford M. Sladnick, counsel to the Company, a favorable opinion dated the Closing Date and satisfactory to the Underwriters and the Underwriters' counsel to the effect that:

               (i) Each of the Company and each Material Subsidiary has been duly organized and is validly existing as a corporation or federal savings bank in good standing under the laws of its jurisdiction of incorporation or charter; has the requisite corporate power to own, lease and operate its properties and conduct its business as described in the Registration Statement and each is duly qualified to do business as a foreign corporation or association under the corporation or banking law of, and is in good standing as such in, every jurisdiction wherein the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be qualified or in good standing would not have a material adverse effect on the financial condition, business or prospects of the Company and its Subsidiaries taken as a whole. Each of the Material Subsidiaries is wholly-owned by the Company and the Material Subsidiaries are the Company's only direct subsidiaries.

               (ii) The Company has the authorized capitalization set forth in the Prospectus. Each outstanding share of Common Stock of the Company and each outstanding share of capital stock of the Bank is duly authorized, validly issued, fully paid and non-assessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders, and in the case of the Bank is owned of record and beneficially by the Company and, except as disclosed in the Registration Statement, is held free and clear of all liens, claims, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts or claims of others. Except as set forth in the Prospectus, there is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance or sale of, any share of capital stock of the Company or of any Material Subsidiary or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company or of any Material Subsidiary. Except as described in the Registration Statement, there are no options, agreements, contracts or other rights in existence to purchase or acquire from any Material Subsidiary or the Company any issued and outstanding shares of the common stock of any Material Subsidiary.

               (iii) The Bank is a federally chartered savings bank, duly authorized and with full corporate power to own its properties and carry on its business in all material respects as described in the Registration Statement. The Bank is a member in good standing of the Federal Home Loan Bank of Chicago and is an institution, the deposit accounts in which are insured to applicable limits by the Federal Deposit Insurance Corporation, and no proceedings for the termination or revocation of such membership or insurance are pending or, to the knowledge of such counsel, threatened.

               (iv) The execution, delivery and performance of this Agreement, the Pricing Agreement and the Indenture, and the execution, authentication, issuance, sale, delivery and performance of the Notes, will not violate, conflict with, result in a breach of or (with or without the giving of notice or the passage of time or both) constitute a default under, the Company's certificate of incorporation or by-laws or any material indenture, mortgage, deed of trust or other instrument or agreement to which the Company or a Material Subsidiary is a party or by which it is bound, or any order, rule or regulation applicable to the Company or a Material Subsidiary of any court or other governmental authority, except where such would not have a material adverse effect on the financial condition, business or prospects of the Company and its Subsidiaries taken as a whole. The foregoing references to orders, rules or regulations shall not be deemed to include any orders, rules or regulations under federal or state securities laws, certain matters with respect to which are addressed elsewhere in this opinion.

               (v) Such counsel does not know of (A) any pending or threatened litigation which would impair the enforceability of this Agreement or the Pricing Agreement, (B) any pending or threatened litigation or governmental proceedings against the Company or any Material Subsidiary required to be described in the Prospectus which are not so described, or (C) any contracts or documents required to be described in or filed as a part of the Registration Statement which are not so described or filed.

               (vi) The Company meets the requirements for the use of Form S-3 under the Act in connection with the offer and sale of the Notes. The Registration

          Statement and the Prospectus comply in all material respects as to form with the requirements of the Act and the Trust Indenture Act and, on the basis of such counsel's participation in conferences with representatives of the Company, the Company's auditors, the Subsidiaries, the Underwriters and counsel for the Underwriters at which conferences the contents of the Registration Statement, the Prospectus and each prospectus subject to completion and related matters were discussed, nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement (including the documents incorporated by reference therein), at the time it became effective, at the time the Pricing Agreement was executed and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the documents incorporated by reference therein), at the time the Registration Statement became effective (or, if applicable, at the time the Prospectus was first filed with the Commission pursuant to Rule 424(b)) and at the Closing Date, contained or contains any untrue statement of any material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except in each case as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need not express any opinion.

               (vii) The statements in the Prospectus in the sections captioned "The Company," "Recent Developments," "Certain Regulatory Matters," and "Description of Notes," in each case insofar as such statements reflect a summary of the legal matters or the documents referred to therein, fairly and accurately present the information called for by the Act in all material respects.

               (viii) The Bank's only direct subsidiaries are SPF Insurance Agency, Inc., St. Paul Securities, Inc., Managed Properties, Inc., MPI Illinois Corporation, Community Finance Corporation, SPIC, EFS/San Diego Service Corporation, and EFS Service Corporation, each of which is wholly owned by the Bank and each of which has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Illinois except for SPIC which has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

               (ix) Investment Network, Inc. is the sole direct subsidiary of St. Paul Securities, Inc., Investment Network Advisors, Inc. is the sole subsidiary of Investment Network, Inc., and each of Investment Network, Inc. and Investment

          Network Advisors, Inc. have been duly organized and are validly existing as a corporation in good standing under the laws of the State of Illinois.

               (x) SPAM, a Maryland real estate investment trust, is the sole subsidiary of SPIC and has been duly organized and is validly existing as a real estate investment trust under the laws of the State of Maryland.

               (xi) At all times since April 30, 1996, SPAM has been organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code.

               (xii) The Custom Source Realty Corporation is the sole subsidiary of St. Paul Financial Development Corporation and has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Illinois.

               (xiii) Each of the Subsidiaries has the requisite corporate power to own, lease and operate its properties and conduct its business as described in the Registration Statement and each is duly qualified to do business as a foreign corporation under the corporation law of, and is in good standing as such in, every jurisdiction wherein the ownership or leasing of its properties or the conduct of its business requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on the business of the Company and its Subsidiaries considered as a whole.

               (xiv) Each outstanding share of capital stock of each Subsidiary is duly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders, and is, (A) in the case of the Material Subsidiaries, owned of record and beneficially by the Company; (B) in the case of SPF Insurance Agency, Inc., St. Paul Securities, Inc., Managed Properties, Inc., MPI Illinois Corporation, Community Finance Corporation, SPIC, EFS/San Diego Services Corporation, and EFS Service Corporation, owned of record and beneficially by the Bank; (C) in the case of Investment Network, Inc. owned of record and beneficially by St. Paul Securities, Inc.; (D) in the case of Investment Network Advisors, Inc. owned of record and beneficially by Investment Network, Inc.; (E) in the case of SPAM Common owned of record and beneficially by SPIC; (F) in the case of SPAM Preferred owned of record and beneficially by the Bank and certain officers of the Bank and (G) in the case of The Custom Source Realty Corporation owned of record and beneficially by

          St. Paul Financial Development Corporation. Except as disclosed in the Registration Statement each outstanding share of capital stock of each Subsidiary is held free and clear of all liens, claims, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts or claims of others. There is no commitment, plan or arrangement to issue, and no outstanding option, agreement, contract, warrant or other right calling for the issuance or sale of, any share of capital stock of any Subsidiary or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of any Subsidiary.

               (xv) The summaries of the provisions of statutes and regulations included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995 under the caption "Regulations" are, as of the date of filing of such report, in all material respects accurate summaries of the information purported to be summarized and such summaries, when read together with any superseding information contained or incorporated by reference in the Prospectus, remain accurate summaries in all material respects as of the date the Registration Statement became effective and as of the Closing Date.

               (xvi) No authorization, approval or consent of any governmental authority or agency is required for the execution, delivery or performance by the Company of this Agreement, the Pricing Agreement or the Indenture or for the execution, authentication, issuance, sale, delivery or performance of the Notes, except such as have been received or as may be required under the Act or state securities laws.

          (e) The favorable opinion dated as of the Closing Date of counsel for the Trustee, with respect to the status of the Trustee as an Illinois banking corporation, the due authorization, execution and delivery and enforceability of the Indenture by and against the Trustee, the due authentication, execution and delivery of the Notes and such other legal matters as the Underwriters may require.

          (f) That the Underwriters shall have received on the Closing Date an opinion dated the Closing Date from McDermott, Will & Emery, counsel for the Underwriters, as to such matters as the Underwriters may reasonably require.

          (g) That the Underwriters shall have received letters addressed to the Underwriters and dated the date hereof and the Closing Date from Ernst & Young LLP, independent public accountants for the Company, substantially in the forms heretofore approved by the Underwriters.

          (h) That (i) no Stop Order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company or any Subsidiary nor any material increase in the short or long-term debt of the Company and its Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement and Prospectus (except pursuant to the exercise of any option described in the Registration Statement); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be set forth or contemplated in the Registration Statement and the Prospectus, any material adverse change in the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; (iv) the Company and the Material Subsidiaries shall not have incurred any material liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), other than those reflected in the Registration Statement and Prospectus, and (v) all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of such date, and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, Vice President or Secretary of the Company (or such other officers as are acceptable to the Underwriters) to the effect set forth in this Section 8(h) and in Sections 8(i) and 8(j) hereof.

          (i) Within 24 hours after the Registration Statement becomes effective, or within such longer period as to which the Underwriters shall have consented, the Notes shall have been qualified for sale or be exempt from such qualification under the securities laws of such jurisdictions as the Underwriters shall have designated prior to the time of execution of the Pricing Agreement, and such qualification or exemption shall continue in effect to and including the Closing Date.

          (j) That the Company shall not have failed at or prior to the Closing Date to have performed or complied with any of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

     9.   EFFECTIVE DATE OF AGREEMENT.

          (a) This Agreement shall become effective when notice of the effectiveness of the Registration Statement has been released by the Commission and the Pricing Agreement has been executed. Until such time as this Agreement shall have become effective, it may be terminated by the Company by notifying the Underwriters or by the Underwriters notifying the Company.

          (b) If any one or more of the Underwriters shall fail or refuse to purchase Notes which it or they have agreed to purchase under this Agreement and the Pricing Agreement and the aggregate principal amount of Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Notes, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the principal amount of Notes set forth opposite its name in Schedule I bears to the aggregate principal amount of Notes set forth opposite the names of all non-defaulting Underwriters or in such other proportion as such non-defaulting Underwriters may determine, to purchase the Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Notes and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes and arrangements satisfactory to the non-defaulting Underwriters and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either the non-defaulting Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.

          (c) Any notice under this Section 9 may be made by any standard form of written telecommunication or telephone but shall be subsequently confirmed by letter.

     10. TERMINATION OF AGREEMENT. This Agreement and the Pricing Agreement shall be subject to termination in the Underwriters' absolute discretion, without liability on the part of any Underwriter to the Company, by notice given to the Company, if after the date hereof and prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in the United States or in Illinois shall have been declared by either federal or state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions the effect of which on the financial markets of the United States is such as to make it, in the Underwriters' judgment, impracticable or inadvisable to market the Notes or to enforce contracts for the purchase of Notes. Notice of such cancellation shall be given to the Company by any standard form of written telecommunication or telephone but shall be subsequently confirmed by letter.

     11.  MISCELLANEOUS.

          (a) Except as otherwise provided in Sections 9 and 10 hereof, notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered (a) if to the Company, at the office of the Company at 6700 West North Avenue, Chicago, Illinois 60707,

Attention: Clifford M. Sladnick, or (b) if to the Underwriters, at the offices of Keefe, Bruyette & Woods, Inc., Two World Trade Center, 85th Floor, New York, New York 10048, Attention: Robert J. Stapleton, and ABN AMRO Chicago Corporation, 208 South LaSalle Street, 4th Floor, Chicago, Illinois 60604,
Attention: Robert C. Douglas or in any case to such other address as the person to be notified may have requested in writing.

          (b) The Agreement herein set forth and the Pricing Agreement are made solely for the benefit of the Underwriters, the Company, their directors and officers and other controlling persons referred to in Section 7 hereof and their respective successors, assigns and personal and legal representatives to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement or the Pricing Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser from the Underwriters of any of the Notes in his, her or its status as such purchaser.

     12. APPLICABLE LAW. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     13. COUNTERPARTS. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                                 *     *     *

Please confirm that the foregoing correctly sets forth the agreement among the Company and the Underwriters.

                              Very truly yours,

                                    ST. PAUL BANCORP, INC.



                                    By:___________________________
                                     Name:
                                     Title:



Confirmed and Accepted as of
the date first above written:


KEEFE, BRUYETTE & WOODS, INC.


By:_____________________________
  Name:
  Title:


ABN AMRO CHICAGO CORPORATION


By:_____________________________
 Name:
 Title:

                             ST. PAUL BANCORP, INC.

                                   SCHEDULE I

                                  Underwriters
                                  ------------

                                                                Principal
                                                                Amount of
Name                                                              Notes
----                                                            ---------


Keefe, Bruyette & Woods, Inc. ...............................
ABN AMRO Chicago Corporation.................................


Total........................................................  $100,000,000
                                                               ============

                                   EXHIBIT A
                                   ---------

                   $100,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                          _____% SENIOR NOTES DUE 2004
                             ST. PAUL BANCORP, INC.

                               PRICING AGREEMENT
                               -----------------

                                                               ___________, 1997
KEEFE, BRUYETTE & WOODS, INC.
Two World Trade Center
85th Floor
New York, New York  10048


ABN AMRO CHICAGO CORPORATION
208 South LaSalle Street
Chicago, Illinois  60604


Ladies and Gentlemen:

          Reference is made to the Underwriting Agreement dated _________, 1997 (the "Underwriting Agreement"), relating to the purchase by Keefe, Bruyette & Woods, Inc. and ABN AMRO Chicago Corporation (collectively, the "Underwriters") of the above referenced senior notes (the "Notes"), of St. Paul Bancorp, Inc. (the "Company").

          Pursuant to the Underwriting Agreement, the Company agrees with the Underwriters as follows:

          1. The initial public offering price for the Notes shall be 100% of the principal amount thereof.

          2. The purchase price per Note to be paid by the Underwriters shall be _______________% (or $___________ per $1,000) of the principal amount thereof, being an amount equal to the initial public offering price set forth above less ________% of the principal amount thereof.

          3. The concession which may be offered by the Underwriters to certain dealers shall not exceed ___% of the principal amount of the Notes. The concession which may be offered by the Underwriters or such dealers to certain other brokers and dealers shall not exceed ___% of the principal amount of the Notes.

          This agreement shall be governed by the laws of the State of Illinois applicable to agreements made and to be performed in said State.

          If the foregoing is in accordance with the understanding of the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                              Very truly yours,

                              ST. PAUL BANCORP, INC.



                              By ________________________________
                                Name:
                                Title:


Confirmed and Accepted as of
 the date first above written:

KEEFE, BRUYETTE & WOODS, INC.



By:________________________________
 Name:
 Title:


ABN AMRO CHICAGO CORPORATION



By:________________________________
 Name:
 Title:

                                      A-2